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                                                                   EXHIBIT 10.81

                             OEM PURCHASE AGREEMENT

                                SECOND AMENDMENT

This Second Amendment ("Amendment") effective as of the 25th day of October 2004 amends the OEM Purchase Agreement dated December 16, 2002 ("Agreement") by and between Hewlett-Packard Company a Delaware Corporation having a place of Business located at 20555 SH 249 Houston, Texas 77070, ("HP") and Brocade Communications Systems, Inc., a Delaware corporation having its principal place of business located at 1745 Technology Drive, San Jose, California 95110 ("Brocade").

                                    RECITALS

WHEREAS, HP and Brocade have entered into the Agreement pursuant to which HP agreed to purchase and Brocade agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and

WHEREAS, HP and Brocade desire to add an additional product to the Agreement pursuant to the attached Exhibit so that HP may offer such OEM Products for sale to HP customers.

                                   AGREEMENTS

NOW THEREFOR, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Brocade agree as follows:

1.    Definitions

      Terms used in this Amendment that are not defined herein shall have the same meaning given thereto in the Agreement.

2.    Confirmation and Ratification

      Except as expressly amended herein, all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement. In the event of a conflict between the Agreement and the Amendment, the terms of the Amendment shall govern.

3.    Amendments

      HP and Brocade hereby agree that the Agreement is hereby amended to include the following items:

      Exhibit A-2-A is added to Exhibit A of the Agreement. Section 10 of Exhibit A-2-A is added to Exhibit C of the Agreement.

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      The parties have caused this Amendment to be executed by their duly authorized representatives as indicated below.

      HEWLETT-PACKARD COMPANY             BROCADE COMMUNICATIONS SYSTEMS, INC.

      By: /s/ RICHARD GENTILINI           By: /s/ MICHAEL KLAYKO
          ---------------------               ------------------

      Name: RICHARD GENTILINI             Name: MICHAEL KLAYKO

      Title: DIRECTOR, NSS PROCUREMENT    Title: VP, WW SALES

      Date: 10-27-04                      Date: OCTOBER 26, 2004

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                                  EXHIBIT A-2-A

                                PRODUCT ADDENDUM
                         HP CONFIGUATION SPECIFICATIONS

                   (Product Addendum with [**] to be attached)

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                             PRODUCT ADDENDUM A-2-A
                                       TO
                                   EXHIBIT A-2
                                       OF
                             OEM PURCHASE AGREEMENT

This Product Addendum by and between Hewlett-Packard Company ("HP"), and Brocade Communications Systems, Inc. ("Brocade") is issued pursuant to Exhibit A-2 of the OEM Procurement Agreement between the parties dated December 16, 2002 ("Agreement") and is incorporated therein by reference.

1.    SCOPE.

This Product Addendum sets forth the work efforts between HP and Brocade for the Brocade SAN Switch for HP BladeSystem p-Class henceforth referred to as ("SAN Switch") that incorporates the functionality and commands as defined in HP's [**] (Attachment 1) [**].

2.    DEFINITIONS.

Capitalized terms used but not defined herein shall have the meaning assigned to them in the OEM Agreement. The following definitions shall apply to this Product Addendum.

      2.1 "General Availability" means, with respect to a particular product, the date on which the product is initially introduced into the stream of commerce for revenue by both companies.

      2.2 "Milestone" means each of the various tasks to be accomplished by Brocade and HP as set forth in Section 5, Deliverables, Schedule and Milestones, below.

      2.3 "Qualification Plan" means Qualification Plan for the SAN Switch. The Qualification Plan will be developed by the parties according to the timeline indicated in the [**] and based on the outline of Attachment 3 to the [**].

      2.4 "Specification" as referred to in this document means the [**]Brocade Technical Specification(s) for SAN Switch that may be updated from time to time.

      2.5 [**], added hereto as Attachment 1 and shall include the [**]of the OEM Product.

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                            HP/Brocade Confidential
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3.    PROJECT MANAGEMENT.

      Brocade and HP shall each assign a Project Manager who will act as the primary point of contact for purposes of this Product Addendum. The parties' Project Managers are:

      Brocade:                     HP:
      [**][**]                     [**]
      [**]                         [**]
      [**]                         [**]

      Each party may change their designated Project Manager by providing written notice to the other.

4.    RESPONSIBILITIES.

      4.1 Brocade shall:

            4.1.1 Produce a fibre channel SAN Switch kit.

            4.1.2 Modify existing revision of Brocade's fabric operating system software to operate with the SAN Switch in the environment as defined in the [**].

            4.1.3 [**]necessary components to develop and manufacture SAN Switch units.

            4.1.4 Conduct appropriate qualifications before delivery as specified in the [**].

            4.1.5 Assemble and deliver the complete product solution.

      4.2 HP shall:

            4.2.1 [**] deliver requirements for the SAN Switch product.

            4.2.2 [**].

            4.2.3 Assist Brocade in the identification [**] of parts and components to be used in the SAN Switch product.

            4.2.4 Assist Brocade with technical issues related to BladeSystems products.

      4.3 Both parties shall provide their respective deliverables to the other party in accordance with the Schedule and as further described in
          Section 5.

5.    DELIVERABLES, SCHEDULE, AND MILESTONES.

      5.1 Brocade Deliverables:

            5.1.1 SAN Switch assembly kit as defined in the [**]

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                            HP/Brocade Confidential
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            5.1.2 Prototype units and any additional deliverables as described in Attachment #2 to the [**].

            5.1.3 Other deliverables as specified in the [**].

      5.2   HP Deliverables:

            5.2.1 Licensed Materials as specified in the MLA.

            5.2.2 Deliverables as specified in the [**].

      5.3   Schedule and Milestones.

            The Schedule of Milestones ("Schedule"), target dates, and associated deliverables is set forth in the [**].

            Brocade and HP understand and agree that adherence to the Schedule is a material term of this Product Addendum. The parties recognize that unforeseen factors may necessitate changes to the Schedule, and such changes will be made with the mutual agreement of the Project Managers for each party and executed in writing by the parties.

6.    COMPATIBILITY REQUIREMENTS.

        Compatibility Requirements shall be defined [**].

7.    PERFORMANCE CRITERIA, ACCEPTANCE.

      7.1 Acceptance testing shall commence as set forth in the [**], Schedule and Milestones. Acceptance testing shall be conducted in accordance with the procedures and criteria set forth in the Qualification Plan. The OEM Product shall be deemed accepted after successful completion of the acceptance testing and a determination by the parties that the OEM Product complies with the [**] requirements set forth in the [**] and the Qualification Plan.

      7.2 In the event that the OEM Product fails to meet the acceptance criteria, Brocade agrees to make commercially reasonable changes to the OEM Product to correct identified errors or non-compliance. The corrected OEM Product shall be delivered within [**] after determination that the OEM Product has not been accepted, unless the parties mutually agree to a different time period. If Brocade fails to make such changes or perform such changes within the required time period, or the OEM

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                            HP/Brocade Confidential
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            Product still is not accepted, then HP may [**] written notice to
            Brocade.

8.    INTELLECTUAL PROPERTY RIGHTS.

      8.1   License Grants to HP.

            License Grants to HP related to the SAN Switch are described in
            Section 13 of the Agreement.

      8.2   License Grant

            License grants made to Brocade by HP, pursuant to HP deliverables in the [**], (if any) shall be as provided in the Materials License Agreement with an effective date of August 29, 2004 and Transmittal #2 to the Materials License Agreement both of which shall be incorporated herein by reference.

9.    FEES.

      9.1 In the event HP cancels the program for any reason, HP agrees to pay Brocade cancellation fees [**], not to exceed $[**]. The calculation for determination of the fees is based on the [**]. Once a schedule has been provided to HP and a POR date has been agreed to, the [**] POR to GA will be divided in to [**] to establish the [**]. Fees will begin at [**] and [**], based on the [**]. No monies are due to Brocade should [**].

10.0  COSTS.

      Production Costs

      Model                        Cost
      -----                        ----
      VL2                          [**]
      Full Fabric                  [**]
      Power Pack                   [**]

      Note: The definitions for VL2, Full Fabric and Power Pack shall be as described in the [**]. These units include [**] and [**]described above.

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      Cost of the [**] (estimated at approximately [**]), plus [**] of the [**]
      cost to [**], will be added to the Full Fabric and Power Pack models above. The [**]in all three models will be the currently HP-Brocade supported [**]without specialized branding (standard Brocade [**]stock). If in the event HP determines additional requirements are that HP labeled [**] must be used, HP agrees that Brocade will be able to source them via [**]at a cost of [**] or less, per [**]. If the cost to [**] is more than [**], HP agrees to accept increase to material cost that [**]

      Pre-Production Costs

      Qualification Units - [**] "Alpha" units provided by Brocade to HP at [**]. Any quantity in excess of [**]units will be provided per Attachment 2 of the [**].

11.0  QOQ COST REDUCTIONS

      Shall be determined by the current process as described in the OEM Agreement dated December 2002.

12.0  WARRANTY, MAINTENANCE AND SUPPORT:

      Shall be as described in the current OEM Agreement as of December 2002.

13.0  TERM AND TERMINATION.

      13.1 Term. The term of this Product Addendum shall commence on the Effective Date and shall continue in effect until HP General Availability, unless earlier terminated in accordance with Section 10 of the Master Agreement.

      13.2 Effect of Termination. Unless this Product Addendum is terminated [**], all licenses granted to HP hereunder as of the date of such termination shall [**]this Product Addendum. Notwithstanding, Termination as defined in Section 24 of the OEM Agreement shall remain in effect and will apply to this Product Addendum.

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                            HP/Brocade Confidential
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14.0  SIGNATURES.

      The parties have caused this Product Addendum to be executed by their duly authorized representatives and made effective as of the date of the last signature below (the "Effective Date").

      HEWLETT-PACKARD COMPANY                      BROCADE COMMUNICATIONS
                                                        SYSTEMS, INC.

      By: /s/ RICHARD GENTILINI                    By: /s/ MICHAEL KLAYKO
          ---------------------                        ------------------

      Name: RICHARD GENTILINI                      Name: MICHAEL KLAYKO

      Title: DIRECTOR, NSS PROCUREMENT             Title: VP, WW SALES

      Date: 10-27-04                               Date: OCTOBER 26, 2004



                            HP/Brocade Confidential
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                                  ATTACHMENT 1
                                       TO
                             PRODUCT ADDENDUM NO. 1
                                       TO
                             OEM PURCHASE AGREEMENT
                                      [**]

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                            HP/Brocade Confidential
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                                   APPENDIX A

                               QUALIFICATION PLAN



                            HP/Brocade Confidential
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                                      [**]

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[**] This attachment to Exhibit 10.81 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this attachment.